UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2018

ALLIANCE MMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 739-7825

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure and Appointment of Certain Officers.

On February 7, 2018, Alliance MMA, Inc. (the “Company”) (NASDAQ: AMMA) announced that its Chief Executive Officer, Paul K. Danner III, resigned as an officer of the Company, effective immediately, to pursue other career interests. Mr. Danner will stay on as Chairman of the Company’s Board of Directors through May 1, 2018. The Company also terminated the employment of the Company’s President, Robert Haydak, and its Chief Marketing Officer, James Byrne.

Robert L. Mazzeo will serve as the Company’s acting Chief Executive Officer effective immediately. Mr. Mazzeo, age 63, has served as the Company’s corporate counsel since 2016.  Mr. Mazzeo has been a partner in the law firm of Mazzeo Song P.C. since 2005, where his practice primarily involved securities transactions and mergers and acquisitions. Mr. Mazzeo has also served as Chief Executive Officer of Enclave Capital LLC, a brokerage and investment banking firm registered with the Securities and Exchange Commission. Mr. Mazzeo is a graduate of Brown University and Yale Law School.

The terms of Mr. Mazzeo’s compensation have not yet been determined.  In accordance with Instruction 2 of Item 5.02 of Form 8-K, the Company will amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

A copy of the press release relating to this Item 5.02 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  A copy of the press release is also available on the Company’s website at www.alliancemma.com.

Item 7.01.	Regulation FD Disclosure.

On February 7, 2018, the Company issued a press release announcing the departure of Mr. Danner as Chief Executive Officer, and the appointment of Mr. Mazzeo as acting Chief Executive Officer. The press release is attached as Exhibit 99.1.

The information under this Item 7.01 and in Exhibit 99.1 in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 and in Exhibit 99.1 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated February 7, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE MMA, INC.

	By:	/s/ Robert L. Mazzeo
Robert L. Mazzeo
Chief Executive Officer

Dated: February 7, 2018